Exhibit 99.1

Health In Tech Announces Appointment of Sanjay Shrestha to Board of Directors

Stuart, FL., April 10, 2025 /PRNewswire/ — Health In Tech (Nasdaq: HIT), an Insurtech platform company backed by third-party AI technology, is pleased to announce the appointment of a new independent director, Sanjay Shrestha, to the Company’s Board of Directors (the “Board”). Mr. Shrestha will serve as a member of the Audit Committee, Compensation Committee and the Nominating and Corporate Governance Committee of the Board.

“We are pleased to welcome Sanjay Shrestha to our Board of Directors,” said Tim Johnson, Chairman & CEO of Health In Tech. “Sanjay brings a wealth of experience leading growth strategies in the energy and technology sectors. His leadership in scaling platform businesses and deep understanding of emerging technologies will provide valuable perspective as the Board continues to support Health In Tech’s vision to remove friction from the U.S. healthcare system through vertical integration, automation, and digital innovation.”

Mr. Shrestha currently serves as President of Plug Power, having joined the company in 2019 as Chief Strategy Officer. He has played a pivotal role in driving growth and expanding value for both customers and shareholders as Plug advances its leadership in the green hydrogen economy. As General Manager, he significantly broadened the company’s product portfolio and built out the Energy business to deliver end-to-end solutions—including electrolyzers, liquefiers, and cryogenic systems—while overseeing the development of Plug’s hydrogen production facilities.

Earlier in his career, Mr. Shrestha spent seven years as Global Head of Renewables Research at Lazard Capital Markets, where he was named to the Institutional Investor All America Research team and ranked among the top five global stock pickers. Prior to that, he built the renewables and industrial research practice at First Albany Capital, where he earned recognition as the No.1 stock picker and earnings estimator by StarMine and Forbes Magazine. He currently serves as an independent director on the board of Fusemachines, an AI company, and holds an Honorary Doctorate from Saint Rose College.

Use of Forward-Looking Statements

Certain statements in this press release are forward-looking statements for purposes of the safe harbor provisions under the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements may include estimates or expectations about Health In Tech’s possible or assumed operational results, financial condition, business strategies and plans, market opportunities, competitive position, industry environment, and potential growth opportunities. In some cases, forward-looking statements can be identified by terms such as “may,” “will,” “should,” “design,” “target,” “aim,” “hope,” “expect,” “could,” “intend,” “plan,” “anticipate,” “estimate,” “believe,” “continue,” “predict,” “project,” “potential,” “goal,” or other words that convey the uncertainty of future events or outcomes. These statements relate to future events or to Health In Tech’s future financial performance, and involve known and unknown risks, uncertainties and other factors that may cause Health In Tech’s actual results, levels of activity, performance, or achievements to be different from any future results, levels of activity, performance or achievements expressed or implied by these forward-looking statements. You should not place undue reliance on forward-looking statements because they involve known and unknown risks, uncertainties and other factors which are, in some cases, beyond Health In Tech’s control and which could, and likely will, affect actual results, levels of activity, performance or achievements. Any forward-looking statement reflects Health In Tech’s current views with respect to future events and is subject to these and other risks, uncertainties and assumptions relating to Health In Tech’s operations, results of operations, growth strategy and liquidity.

About Health In Tech

Health In Tech (Nasdaq: “HIT”) is an Insurtech platform company backed by third-party AI technology, which offers a marketplace that aims to improve processes in the healthcare industry through vertical integration, process simplification, and automation. By removing friction and complexities, we streamline the underwriting, sales and service process for insurance companies, licensed brokers, and TPAs. Learn more at healthintech.com.

Investor Contact

Investor Relations:
ir@healthintech.com